UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 17, 2010
MARTHA STEWART LIVING OMNIMEDIA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15395	52-2187059

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 W. 26th Street New York, NY	10001

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 827-8000
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On February 17, 2010, Martha Stewart Living Omnimedia, Inc. (the “Company”) announced via press release its preliminary results of operations for its quarter ended December 31, 2009 and its full fiscal year 2009. A copy of the press release is attached as Exhibit 99.1 hereto. The information contained in this report shall be treated as furnished and not filed for purposes of the Securities Exchange Act of 1934, as amended.
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit	Description

99.1
Press release dated February 17, 2010 by the Company, reporting its preliminary results of operations for the quarter ended December 31, 2009 and its full fiscal year 2009 (furnished and not filed herewith as described in Item 2.02).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTHA STEWART LIVING OMNIMEDIA, INC.

Date: February 17, 2010	By:	/s/ Peter Hurwitz Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit	Description

99.1
Press release dated February 17, 2010 by the Company, reporting its preliminary results of operations for the quarter ended December 31, 2009 and its full fiscal year 2009 (furnished and not filed herewith as described in Item 2.02).